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PROXY                                                                      PROXY

                          HYPERION SOFTWARE CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     THE UNDERSIGNED HEREBY APPOINTS JAMES A. PERAKIS AND LUCY RAE RICCIARDI, AND EACH OF THEM SINGLY, WITH FULL POWER OF SUBSTITUTION, AS PROXIES TO VOTE ALL SHARES OF COMMON STOCK OF HYPERION SOFTWARE CORPORATION, A DELAWARE CORPORATION (THE "COMPANY"), WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AT THE OFFICES OF THE COMPANY, 900 LONG RIDGE ROAD, STAMFORD, CONNECTICUT, ON AUGUST 20, 1998 AT 10:00 A.M., LOCAL TIME, AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. THE PROXIES ARE BEING DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE HEREOF OR, IF NO SPECIFICATION IS MADE, FOR THE MERGER PROPOSAL (ITEM 1) AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.




              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)



                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------


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1.   APPROVAL OF THE MERGER OF HSC MERGER CORP., A WHOLLY-OWNED SUBSIDIARY OF
     ARBOR SOFTWARE CORPORATION ("ARBOR"), WITH AND INTO THE COMPANY, AFTER WHICH ARBOR WILL CHANGE ITS NAME TO "HYPERION SOLUTIONS CORPORATION" ("HYPERION SOLUTIONS") AND THE COMPANY WILL BECOME A WHOLLY-OWNED SUBSIDIARY OF HYPERION SOLUTIONS; AND APPROVAL AND ADOPTION OF A RELATED AGREEMENT AND PLAN OF MERGER.


     /  / FOR                     /  / AGAINST                      /  / ABSTAIN

     IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. ATTENDANCE OF THE UNDERSIGNED AT THE MEETING OR AT ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL REVOKE THIS PROXY IN WRITING OR SHALL DELIVER A SUBSEQUENTLY DATED PROXY TO THE SECRETARY OF THE COMPANY OR SHALL VOTE IN PERSON AT THE MEETING.

     PLEASE FILL IN DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.


SIGNATURE__________________ SIGNATURE__________________ DATE ____________, 1998
                                (IF HELD JOINTLY)

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREIN. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS AND CORPORATE OFFICERS SHOULD ADD THEIR TITLES.